Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Cornerstone Financial Corporation (the "Company") for the period ended March 31, 2011
(the "Report"), I, George W. Matteo, Jr., Chief Executive Officer of the Company, to my knowledge certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     A. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     B. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2011                    By: /S/ GEORGE W. MATTEO, JR.
                                      -------------------------------------
                                      George W. Matteo, Jr.,
                                      President and Chief Executive Officer